EXHIBIT 21.1

NEW RESIDENTIAL INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

1.	New Residential Investment Corp. (f/k/a NIC MSR LLC)	Delaware
2.	NIC MSR I LLC	Delaware
3.	NIC MSR II LLC	Delaware
4.	NIC MSR III LLC	Delaware
5.	NIC RMBS LLC	Delaware
6.	NIC MSR VIII LLC	Delaware
7.	NIC MSR IX FH LLC	Delaware
8.	NIC MSR X FN LLC	Delaware
9.	NIC MSR XI GN LLC	Delaware
10.	NIC MSR XII PLS LLC	Delaware
11.	MSR VIII Parent LLC	Delaware
12.	MSR IX Parent LLC	Delaware
13.	MSR X Parent LLC	Delaware
14.	MSR XI Parent LLC	Delaware
15.	MSR XII Parent LLC	Delaware
16.	MSR VIII Holdings LLC	Delaware
17.	MSR IX Holdings LLC	Delaware
18.	MSR X Holdings LLC	Delaware
19.	MSR XI Holdings LLC	Delaware
20.	MSR XII Holdings LLC	Delaware
21.	MSR VIII LLC	Delaware
22.	MSR IX LLC	Delaware
23.	MSR X LLC	Delaware
24.	MSR XI LLC	Delaware
25.	MSR XII LLC	Delaware
26.	MSR Admin Parent LLC	Delaware
27.	MSR Admin LLC	Delaware
28.	NIC MSR XIII PLS 2 LLC	Delaware
29.	MSR XIII Parent LLC	Delaware
30.	MSR XIII Holdings LLC	Delaware
31.	MSR XIII LLC	Delaware
32.	MSR IX Trust	Delaware
33.	MSR X Trust	Delaware
34.	NIC MSR XIV TBW FH LLC	Delaware
35.	MSR XIV Parent LLC	Delaware

Subsidiary		Jurisdiction of Incorporation/Organization

36.	MSR XIV Holdings LLC	Delaware
37.	MSR XIV LLC	Delaware
38.	NIC Reverse Loan LLC	Delaware
39.	Reverse TRS LLC	Delaware
40.	NRZ Consumer LLC	Delaware
41.	NRZ SC America LLC	Delaware
42.	NRZ SC Credit Limited	Cayman Islands
43.	NRZ SC Finance I LLC	Delaware
44.	NRZ SC Finance II LLC	Delaware
45.	NRZ SC Finance III LLC	Delaware
46.	NRZ SC Finance IV LLC	Delaware
47.	NRZ SC Finance V LLC	Delaware
48.	MSR XV LLC	Delaware
49.	NRZ MSR CS LLC	Delaware
50.	MSR XVIII LLC	Delaware
51.	MSR XIV Trust	Delaware
52.	MSR XIII Trust	Delaware
53.	MSR XII Trust	Delaware
54.	MSR XI Trust	Delaware
55.	MSR VIII Trust	Delaware
56.	MSR XXIV LLC	Delaware
57.	Advance TRS LLC	Delaware
58.	Advance Purchaser LLC	Delaware
59.	NRZ Agency MBS LLC	Delaware
60.	NRZ REO I Corp.	Delaware
61.	NRZ REO III Corp.	Delaware
62.	NRZ Pass-Through Trust I	New York
63.	NRZ SC America Trust 2014-1	Delaware
64.	NRZ SC Finance Trust 2014-1	Delaware
65.	NRZ SC Credit Trust 2014-1	Delaware
66.	New Residential Mortgage LLC	Delaware
67.	New Residential Advance Receivables Trust	Delaware
68.	New Residential Advance Depositor LLC	Delaware
69.	NRZ RA Holdings LLC	Delaware
70.	NRZ Mortgage Holdings LLC	Delaware
71.	NRZ Servicer Advance Facility Transferor Bana LLC	Delaware